SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  January 29, 1999



                      OLD NATIONAL BANCORP
     (Exact name of Registrant as specified in its charter)


       Indiana                      0-10888                  35-1439838
(State or other jurisdiction  (Commission File Number)   (IRS Employer
      of incorporation)                                  Identification No.)


           420 Main Street, Evansville, IN              47708
    (Address of Principal Executive Offices)           Zip Code


                             (812) 464-1434
                (Registrant's telephone number, including area code)









Item 5.  Other Events

     On January 29, 1999, Old National Bancorp (the "Registrant") completed its pooling of interests acquisition of Southern
Bancshares LTD ("Southern"). As a result of such acquisition, the Registrant's historical financial statements have been restated.

     Attached as an exhibit is the Registrant's Supplement to the 1998 Annual Report, which sets forth on a restated basis to reflect the Southern acquisition, Management's discussion and analysis of financial condition and results of operations, the Registrant's consolidated balance sheet as of December 31, 1998 and 1997, and the related consolidated statement of income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1998.

Item 7.  Exhibits

      (c )  Exhibits.

          (27) Financial Data Schedule

          (99) Supplement to the 1998 Annual Report


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              OLD NATIONAL BANCORP
                              (Registrant)



Date:  December 1, 1999            By:/s/ RONALD B. LANKFORD
                                       Ronald B. Lankford, President